SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2003

HOLLINGER INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE	1-14164	95-3518892
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 NORTH WABASH AVENUE, SUITE 740
CHICAGO, ILLINOIS 60611
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 321-2299

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1 Press release, dated April 2, 2003.

Item 12.  Results of Operations and Financial Condition.

     The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

     On April 2, 2003, Hollinger International Inc. issued a press release announcing its results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of the Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2003

HOLLINGER INTERNATIONAL INC.

By:	/s/ Mark S. Kipnis

Name: Mark S. Kipnis Title: Vice President, Corporate Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 2, 2003.

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